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                                UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): June 7, 2004

                          COMMONWEALTH INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                                   13-3245741
(State of incorporation)                  (I.R.S. Employer Identification No.)

          500 West Jefferson Street
            PNC Plaza-19th Floor
            Louisville, Kentucky                              40202-2823
  (Address of principal executive office)                     (Zip Code)

       Registrant's telephone number, including area code: (502) 589-8100

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Item 7.  Financial Statements and Exhibits.

        (c)     Exhibits

                99.1 Stock Purchase Agreement By and Between Southwire Company, as Purchaser and CI Holdings, LLC, as Seller Relating to the Sale of Alflex Corporation, Dated as of June 4, 2004.

Item 9.  Regulation FD Disclosure.

         See the following press release, dated June 7, 2004, announcing that Commonwealth Industries, Inc. agrees to sell its Alflex electrical products unit.

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                                 Contact:     Kim S. Knotts
                                              Director of Investor Relations
                                              (502) 588-8207


     COMMONWEALTH INDUSTRIES AGREES TO SELL ALFLEX ELECTRICAL PRODUCTS UNIT

LOUISVILLE, KENTUCKY (June 7, 2004) - Commonwealth Industries, Inc. (NASDAQ/NM:
CMIN) today announced the sale of its subsidiary Alflex, a leading manufacturer of electrical products with operations in California and North Carolina, to Southwire Company, for a cash purchase price of approximately $60 million. Alflex employs approximately 310 people and had revenues of $100.7 million in fiscal year 2003. Proceeds from the sale will be used to primarily pay down debt and other corporate purposes.

"Today's divestiture marks a significant strategic step for Commonwealth," said the Company's President and Chief Executive Officer, Mark Kaminski. "We determined that by focusing on our materials recycling and aluminum sheet business we can better position the Company for future success, and this divestiture furthers our dedication of achieving this goal. Looking ahead, we intend to build on Commonwealth Aluminum's strong market share and brand equity.

"We will be focusing on our core competency - leveraging recycled materials and providing our customers with innovative products and service in the materials business," Kaminski continued. "Unique in our industry, we have been building our technical skills and developing our employees to create solutions and develop new products for our customers. Concentrating our efforts on materials recycling and aluminum sheet production and partnering with our customers to better understand new and existing end market applications for our products provides Commonwealth with significant growth opportunities."

Closing of the sale is subject to the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other conditions standard to these transactions. The sale is expected to close on or before July 30, 2004.

"Despite a weak commercial construction marketplace, the Alflex team has made significant operational and commercial improvements over the last few years. Through Lean Enterprise initiatives, they have eliminated supply chain waste and reduced expenses throughout the organization, and coupled with a company-wide effort to broaden the product and solution offerings, have positioned the Company to benefit from the improving economic environment. These improvements have had a positive impact on the value of Alflex. We thank the Alflex team for their efforts and contributions and wish them continued success in the future," Kaminski concluded.

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At closing, Commonwealth Aluminum and Southwire will enter into a multiple year aluminum strip supply agreement. Under the agreement, Commonwealth will continue to supply narrow width aluminum coil to Southwire.

A technology leader, Southwire Company is a major wire and cable provider in North America, manufacturing building wire and cable, MC cable, cord products, utility cable products, industrial power cable, copper and aluminum rod, and continuous casting technology. Southwire is a fifty-four year old, privately held company based in Carrollton, Georgia.

Commonwealth Industries is one of North America's leading manufacturers of aluminum sheet for distributors and the transportation, construction, and consumer durables end-use markets. The Company has direct-chill casting facilities in Kentucky and continuous casting mini-mills in Ohio and California. Commonwealth also is a leading manufacturer of innovative electrical products through its Alflex operations in California and North Carolina. For more information about the Company, visit Commonwealth's website at www.ciionline.com.

Certain statements set forth above may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements regarding the consummation of the closing of the sale of Alflex and the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, dividends, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive position and growth opportunities are forward-looking statements. Such forward-looking statements are based on management's current expectations and include known and unknown risks, uncertainties and other factors, many of which the Company is unable to predict or control, that may cause the Company's actual results or performance to materially differ from any future results or performance expressed or implied by such statements. Such factors may include, without limitation, the ability to close the stock purchase agreement for the sale of Alflex while obtaining the approval of the regulatory agencies, the success of the implementation of the Company-wide information system, the effect of global economic conditions, the ability to achieve the level of cost savings or productivity improvements anticipated by management, the effect (including possible increases in the cost of doing business) resulting from war or terrorist activities or political uncertainties, the ability to successfully implement new marketing and sales strategies, the impact of competitive products and pricing, product development and commercialization, availability and cost of critical raw materials, the ability to effectively hedge the cost of raw materials, capacity and supply constraints or difficulties, the success of the Company in implementing its business strategy, and other risks as detailed in the Company's various filings with the Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    COMMONWEALTH INDUSTRIES, INC.

                                 By    /s/ Mark V. Kaminski
                                       ---------------------------------------
                                       Mark V. Kaminski, President and
                                       Chief Executive Officer

Date: June 7, 2004

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                             Exhibit Index
                             -------------
Exhibit
Number               Description
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99.1     Stock Purchase Agreement By and Between Southwire
         Company, as Purchaser and CI Holdings, LLC, as Seller
         Relating to the Sale of Alflex Corporation, Dated as of June 4, 2004.